UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2025 (November 24, 2025)

The Brand House Collective, Inc.
(Exact name of Registrant as Specified in Its Charter)

Tennessee	000-49885	62-1287151
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5310 Maryland Way
Brentwood, Tennessee		37027
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 615-872-4800

Kirkland’s, Inc.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TBHC	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

On November 24, 2025, The Brand House Collective, Inc., a Tennessee corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Bed Bath & Beyond, Inc., a Delaware corporation (“Parent”) and Knight Merger Sub II, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”). The Merger Agreement provides, among other things, that, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into the Company, with the Company surviving as a wholly-owned subsidiary of Parent (the “Merger”).

Merger Consideration

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, no par value per share, of the Company (“Company Common Stock”) issued and outstanding immediately prior to the Effective Time, will be converted into the right to receive 0.1993 shares (the “Exchange Ratio”) of Parent’s common stock, par value $0.0001 per share (“Parent Common Stock”), plus cash in lieu of any fractional shares of Parent Common Stock that otherwise would have been issued (such consideration, the “Merger Consideration”). Outstanding equity awards will be eligible to receive Merger Consideration in accordance with the terms of the Company’s Amended and Restated 2002 Equity Incentive Plan and the Merger Agreement.

Conditions to Closing

The closing of the Merger is conditioned on certain conditions, including (i) the (a) adoption and approval of the Merger Agreement by the affirmative holders of at least a majority of the outstanding Company Common Stock entitled to vote thereon at a meeting duly called and held for such purpose and (b) affirmative vote of a majority of the votes cast by Disinterested Shareholders (as defined in the Merger Agreement) at a meeting duly called and held for such purpose (the “Company Shareholder Approval”); (ii) the declaration of the effectiveness by the Securities and Exchange Commission (the “SEC”) of the Registration Statement on Form S-4 to be filed with the SEC by Parent in connection with the registration of the shares of Parent Common Stock to be issued in connection with the Merger; (iii) the approval by the New York Stock Exchange of the listing of additional shares of Parent Common Stock to be issued in connection with the Merger; (iv) a financing condition related to the refinancing or repayment of the Company’s existing asset-based loan with Bank of America; and (v) other customary conditions for a transaction of this type, such as the absence of any legal restraint prohibiting the consummation of the transactions contemplated by the Merger Agreement. The obligations of each party to consummate the Merger are also conditioned upon (i) the accuracy of the representations and warranties of the other party as of the closing (subject to customary materiality qualifiers), (ii) the absence of any material breach by the other party of any of its covenants or agreements under the Merger Agreement and (iii) the absence of a material adverse effect with respect to the other party.

Representations, Warranties and Covenants

The Company, Parent and Merger Sub have each made customary representations, warranties and covenants in the Merger Agreement. Among other things, the Company has agreed, subject to certain exceptions, from the date of the Merger Agreement until the Effective Time, (i) to conduct its business in all material respects in the ordinary course of business consistent with past practice, (ii) not to take certain actions prior to the Effective Time without the prior written consent of the other party (not to be unreasonably withheld, conditioned or delayed), (iii) to use commercially reasonable efforts to preserve substantially intact the respective business organizations and material assets of the Company and its Subsidiaries (as defined in the Merger Agreement), (iv) to use commercially reasonable efforts to solicit proxies to obtain Company Shareholder Approval and (v) to certain non-solicitation obligations related to alternative business combination proposals and the obligation of the Company’s board of directors, subject to customary exceptions, to recommend that the Company’s shareholders adopt and approve the Merger Agreement.

Termination; Termination Fees

The Merger Agreement contains certain termination rights for Parent and the Company, including, among others, the right of either party to terminate the Merger Agreement (i) by mutual written consent prior to the Effective Time; (ii) if the Merger has not been consummated on or prior to May 24, 2026; (iii) if any relevant legal restraint permanently restraining, enjoining or otherwise prohibiting or making illegal any of the transactions contemplated by the Merger Agreement shall have become final and non-appealable; or (iv) if Company Shareholder Approval is not obtained at a meeting of Company shareholders called for the purpose of adopting the Merger Agreement. If Parent or the Company terminate the Merger Agreement due to a failure to obtain Company Shareholder Approval, the Company would be required to pay Parent an expense reimbursement fee of $341,800.

Subject to certain conditions, the Company may terminate the Merger Agreement in certain circumstances, including (i) if Parent or Merger Sub shall have breached or failed to perform any representations, warranties, covenants or agreements set forth in the Merger Agreement and such breach would result in a failure of a closing condition and is not cured within 30 days following written notice to Parent or Merger Sub or (ii) prior to obtaining the Company Shareholder Approval, in order to effect a Company Adverse Recommendation Change (as defined in the Merger Agreement) and enter into a Company Superior Proposal (as defined in the Merger Agreement).

Subject to certain conditions, Parent may terminate the Merger Agreement in certain circumstances, including (i) if the Company shall have breached or failed to perform any of its representations, warranties, covenants or agreements set forth in the Merger Agreement and such breach would result in a failure of a closing condition and is not cured within 30 days following written notice to the Company or (ii) prior to the receipt of Company Shareholder Approval, the Company has effected a Company Adverse Recommendation Change. Upon termination of the Merger Agreement under specified circumstances, including the termination by (i) Parent in the event of a Company Adverse Recommendation Change or (ii) the Company in order to enter into a definitive agreement with respect to a Company Superior Proposal, the Company would be required to pay Parent a termination fee of $1,025,300.

Important Statement Regarding the Merger Agreement

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the Merger Agreement has been included to provide Company shareholders and other persons with information regarding its terms and is not intended to provide any factual information about Parent or the Company. The representations, warranties and covenants contained in the Merger Agreement (i) have been made solely for the purposes of the Merger Agreement and as of specific dates; (ii) are solely for the benefit of the parties to the Merger Agreement; (iii) are not intended as statements of fact to be relied upon by persons other than the parties to the Merger Agreement, but rather as a way of allocating the risk between the parties in the event the statements therein prove to be inaccurate; (iv) have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Merger Agreement, which disclosures are not reflected in the Merger Agreement itself; (v) may no longer be true as of a given date; and (vi) may apply standards of materiality in a way that is different from what may be viewed as material by other persons. Persons not party to the Merger Agreement are not third-party beneficiaries under the Merger Agreement (except, following the Effective Time, with respect to Company shareholders’ right to receive the Merger Consideration and the right of holders of Company equity awards to receive the consideration provided for such equity awards pursuant to the Merger Agreement and certain other limited obligations) and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Parent, Company or Merger Sub. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the public disclosures of Parent or the Company.

Financing Arrangements

Pursuant to the Merger Agreement, at the election of Parent (which election shall be made in writing delivered to the Company no later than fifteen (15) Business Days prior to the Effective Time), either (i) the Parent shall repay, on behalf of the Company and its Subsidiaries, on or before the Effective Time all amounts necessary to discharge in full all of the obligations of the Company and its Subsidiaries arising under that certain Third Amended and Restated Credit Agreement, dated as of March 31, 2023, by and among the Kirkland’s Stores, Inc., as lead borrower, the other borrowers named therein, the guarantors named therein, Bank of America, N.A., as Administrative Agent and Collateral Agent for the Lenders (in such capacities, the “Agent”), or (ii) each of Parent and the Company shall use commercially reasonable efforts to, on or prior to the Effective Time, enter into a fully executed and enforceable amendment to the Company’s existing revolving credit facility.

Credit Agreements

On November 24, 2025, the Company and its subsidiaries entered into Amendment No. 2 to the Amended and Restated Term Loan Credit Agreement (the “Parent Amendment”) with Parent amending the previous Amended and Restated Term Loan Credit Agreement dated May 7, 2025, as amended by that certain Amendment No. 1 to the Amended and Restated Term Loan Credit Agreement, dated September 15, 2025, among the Company and its subsidiaries and Parent (the “Existing Parent Credit Agreement”, and the Existing Credit Agreement as amended by the Parent Amendment, the “Amended Parent Credit Agreement”). Pursuant to the terms of the Amended Parent Credit Agreement, the existing delayed-draw term loan commitments were increased in the amount of $10 million for a total aggregate principal amount of $30 million (the “Parent Delayed Draw Term Loan Commitments”). On November 24, 2025, $10 million of the Parent Delayed Draw Term Loan Commitments were drawn and funded, leaving $20 million in available Parent Delayed Draw Term Loan Commitments.

On November 24, 2025, the Company also entered into a Fifth Amendment to the Third Amended and Restated Credit Agreement (the “Fifth Amendment”) with the Agent, which amends that certain Third Amended and Restated Credit Agreement dated as of March 31, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “2023 Credit Agreement”). Among other amendments, the Fifth Amendment was entered into to permit the increase to the Parent Delayed Draw Term Loan Commitments.

The foregoing descriptions of the Parent Amendment and the Fifth Amendment do not purport to be complete and are qualified in their entirety by reference to the agreements, which are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under the “Credit Agreements” subheading in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under and Off-Balance Sheet Arrangement.

The information set forth under the “Credit Agreements” subheading in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.04.

Item 8.01 Other Events.

On November 24, 2025, the Company and Parent issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated November 24, 2025, by and between Company, Parent and Merger Sub.*

10.1
Amendment No. 2 to Amended and Restated Term Loan Credit Agreement dated as of November 24, 2025, by and between Kirkland’s Stores, Inc., as Lead Borrower, the other Borrowers named therein, the Guarantors named therein, Bed Bath & Beyond, Inc., as Administrative Agent and Collateral Agent and the Lenders party thereto.

10.2
Fifth Amendment to Third Amended and Restated Credit Agreement dated as of November 24, 2025, by and between Kirkland’s Stores, Inc., as Lead Borrower, the other Borrowers named therein, the Guarantors named therein, Bank of America, N.A. as Administrative Agent and Collateral Agent, and the Lenders party thereto.

99.1	Joint Press Release issued by Parent and Company, dated November 24, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

*         Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule or attachment to the SEC upon request.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based upon current expectations and include all statements that are not historical statements of fact and those regarding the intent, belief or expectations, including, without limitation, statements that are accompanied by words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “outlook,” “plan,” “see,” “seek,” “target,” “will,” “would” or other similar words, phrases or expressions and variations or negatives of these words. These forward-looking statements include, but are not limited to, statements regarding the proposed transaction, integration and transition plans, synergies, opportunities and anticipated future performance. These forward-looking statements are subject to known and unknown risks, uncertainties, assumptions, estimates, and other important factors that change over time, many of which may be beyond the control of the parties to the proposed transaction. Future performance and actual results may differ materially from those expressed or implied in such forward-looking statements. Forward-looking statements should not be relied upon as a prediction of actual results. Many risks and uncertainties could affect actual results and cause these statements to vary materially from the expectations contained in the forward-looking statements.

These risks and uncertainties include, among other things: the timing and likelihood of, and any conditions or requirements imposed in connection with, obtaining required shareholder or regulatory approval of the proposed transaction (and the risk that such approvals may result in the imposition of conditions that could adversely affect the expected benefits of the proposed transaction); the possibility that the closing conditions to the proposed transaction may not be satisfied or waived; delays in closing the proposed transaction or the possibility of non-consummation of the proposed transaction; the risk that expected benefits, synergies and growth opportunities of the proposed transaction may not be achieved in a timely manner or at all; the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; risks associated with the terms of the debt financing incurred in connection with the proposed transaction; the occurrence of any event that could give rise to termination of any of the documents related to the proposed transaction; the risk that shareholder litigation in connection with the proposed transaction may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability; the risk that Parent and the Company will be unable to retain or hire key personnel; the ability to successfully integrate the Company’s business with Parent following the closing of the proposed transaction; and the risk that disruption from the proposed transaction may adversely affect Parent’s and the Company’s business and their respective relationships with customers, vendors or employees. For additional information about factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to both Parent’s and the Company’s filings with the SEC. Except as required by law, neither Parent nor the Company undertake any obligation to update forward-looking statements made to reflect new information, subsequent events or circumstances.

Additional Information and Where to Find it

In connection with the proposed transaction, Parent expects to file with the SEC a registration statement of Parent on Form S-4 (the “registration statement”) that will include a proxy statement of the Company that will also constitute a prospectus of Parent (the “proxy statement / prospectus”). After the registration statement is declared effective by the SEC, the Company expects to mail a definitive proxy statement / prospectus to its shareholders in connection with the proposed transaction. This communication is not a substitute for the proxy statement / prospectus or registration statement or for any other document that Parent or the Company may file with the SEC and send to the Company’s shareholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE ENTIRE REGISTRATION STATEMENT, PROXY STATEMENT / PROSPECTUS AND OTHER RELEVANT INFORMATION FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PARENT, THE COMPANY AND THE PROPOSED TRANSACTION. The registration statement and other documents filed by Parent with the SEC may be obtained free of charge at Parent’s website at https://investors.beyond.com. These documents may also be obtained free of charge from Parent by requesting them by mail at Attention: Investor Relations, Bed Bath & Beyond, Inc., 433 W. Ascension Way, 3rd Floor, Murray, Utah 84123, or by telephone at (801) 947-3100. The proxy statement / prospectus and other documents filed by the Company with the SEC may be obtained free of charge at the Company’s website at https://ir.kirklands.com. These documents may also be obtained free of charge from the Company by requesting them by mail at Investor Relations by mail at Attention: Investor Relations, The Brand House Collective, Inc., 5310 Maryland Way, Brentwood, Tennessee 37027. Investors and security holders will be able to obtain free copies of the registration statement and proxy statement / prospectus (if and when available) and other documents containing important information about the proposed transaction once such documents are filed with the SEC through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

Parent and the Company and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about Parent’s directors and executive officers is available in Parent’s proxy statement for Parent’s 2025 annual meeting of shareholders filed with the SEC on March 28, 2025 on Schedule 14A. Information about the Company’s directors and executive officers is available in the Company’s proxy statement for the Company’s 2025 annual meeting of shareholders filed with the SEC on June 30, 2025 on Schedule 14A. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement / prospectus and other relevant materials to be filed with the SEC regarding the transaction when they become available. Investors should read the proxy statement / prospectus carefully when it becomes available before making any voting or investment decisions.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Brand House Collective, Inc.

November 25, 2025	By:	/s/ Michael W. Sheridan
Name: Michael W. Sheridan

Title: Senior Vice President, General Counsel and Corporate Secretary